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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 2009

                                 APC GROUP, INC.
        (Exact name of small business issuer as specified in its charter)

             Nevada                                    20-1069585
(State or other jurisdiction of            (IRS Employer Identification No.)
 Incorporation or Organization)

                                    000-52789
                             Commission File Number

                   3526 Industrial Avenue, Fairbanks, AK 99701
                    (Address of principle executive offices)

                                 (907) 457-2501
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective August 11, 2009, the client auditor relationship between APC Group, Inc. (the "Company") and Malone & Bailey, P.C. ("Malone") ceased as the former principal independent public accountant was dismissed. On that date, the Company's Board of Directors approved a change of accountants and the Company's management engaged Killman, Murrell & Company, P.C. ("Killman") as the Company's principal independent public accountant for the fiscal quarters ending May 31, and August 31, 2009 and the fiscal year ending November 30, 2009.

Malone audited the balance sheet of the Company as of November 30, 2008 and November 30, 2007 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows for the years then ended. Malone's report on the Company's financial statements for the fiscal years ended November 30, 2008 and November 30, 2007, and any later interim period, including the interim period up to and including the date Malone was dismissed did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except for concerns about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years ended November 30, 2008 and November 30, 2007, and any subsequent interim period, including the interim period up to and including the date Malone was dismissed, there were no disagreements with Malone on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreement(s), if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended November 30, 2008 and November 30, 2007, and any later interim period, including the interim period up to and including the date Malone was dismissed.

During the Company's two most recent fiscal years ended November 30, 2008 and November 30, 2007, and any subsequent interim period, including the interim period up to and including the date malone was dismissed, neither the Company nor anyone on the Company's behalf consulted Killman regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company's financial statements and the Company was not provided a written report or oral advice that Killman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K) or a reportable event (as described in Item 304 (a)(l)(v) of Regulation S-K).

The Company requested Malone to furnish a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with statements made by the Company in response to Item 304 of Regulation S-K. A copy of the letter is attached as an exhibit to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

--------------------- -----------------------------------
Exhibit No.           Description
--------------------- -----------------------------------
--------------------- -----------------------------------
16.1*                 Letter from Malone & Bailey, P.C.
--------------------- -----------------------------------

*    Filed herein.

                          SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2009                      APC Group, Inc.

                                           /S/ KENNETH S. FORSTER
                                           ----------------------
                                           Kenneth S. Forster
                                           President and Chief Executive Officer